UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2004

Digital Learning Management Corporation
(Exact name of registrant specified in charter)

Nevada	000-26293	85-0420306

(State ofIncorporation)	(Commission FileNumber)	(IRS EmployerIdentification No.)

19950 Mariner Avenue
Torrance, CA 90503
(Address of principal executive offices) (Zip Code)

(310) 921-3444
(Registrant’s telephone number, including area code)

FreePCSQuote.Com, Inc.
________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)

ITEM 5.                OTHER EVENTS.

On March 18, 2004, the Registrant issued a press release announcing that effective as of the opening of the markets on March 19, 2004, the new trading symbol for the Company’s common stock on the Over-The-Counter Bulletin Board will change from “FPQT” to “DGTL”. The new symbol reflects the change in the Company’s name to Digital Learning Management Corporation. The previously announced name change and 7.8680269:1 forward split of the Company's common stock will also be effective as of the opening of the markets on March 19, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.                  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release dated as of March 18, 2004 announcing new trading symbol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Learning Management Corporation

Date: March 19, 2004	By:	/s/ Aurangzeb Bhatti
Name: Aurangzeb Bhatti Title: President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated as of March 18, 2004 announcing new trading symbol.